UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 13, 2006

Date of Report (Date of earliest event reported)

RMR HOSPITALITY AND REAL ESTATE FUND

(Exact name of registrant as specified in charter)

Massachusetts	811-21502	20-0652062
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts 02458

(Address of principal executive offices, including zip code)

(866) 790-8165

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

RMR Hospitality and Real Estate Fund (“RHR”) commenced litigation against Bulldog Investors General Partnership, a hedge fund controlled by Mr. Phillip Goldstein and various other entities affiliated with Mr. Goldstein (collectively “Bulldog Investors”), on November 13, 2006.  The purpose of this litigation is to enforce a provision in the organizational documents of RHR that restricts share ownership to 9.8% of RHR outstanding shares by any one shareholder of RHR or group of shareholders acting together.

RHR is organized as a Massachusetts business trust with transferable shares.  The RHR Agreement and Declaration of Trust provides that no shareholder (or group of shareholders working together) may own more than 9.8% of RHR’s outstanding shares.  Bulldog Investors reportedly has acquired approximately 14% of RHR’s outstanding shares.  RHR has requested that Bulldog Investors comply with the share ownership limitation and other requirements of RHR’s trust agreement; however, despite these requests, RHR believes that Bulldog Investors continues to be in violation of the share ownership limitation and other requirements of RHR’s trust agreement.

A copy of the complaint filed by RHR with the court commencing the above referenced litigation is attached to this report as Exhibit 99.1.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K, INCLUDING THE EXHIBIT ATTACHED HERETO, CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON RHR’S PRESENT BELIEFS AND EXPECTATIONS, BUT THEY ARE NOT GUARANTEED TO OCCUR AND THEY MAY NOT OCCUR.  FOR EXAMPLE:

•                  IN THIS CURRENT REPORT ON FORM 8-K IT IS REPORTED THAT RHR HAS COMMENCED LITIGATION AGAINST BULLDOG INVESTORS TO ENFORCE ITS 9.8% SHAREHOLDER LIMITATION AND IMPLIED THAT RHR BELIEVES THIS LITIGATION WILL SUCCEED.  THIS LITIGATION HAS JUST COMMENCED.  BULLDOG INVESTORS HAS NOT YET ANSWERED THE COMPLAINT.  DISCOVERY AND DECISIONS BY JUDGES DURING LITIGATION MAY RESULT IN UNINTENDED CONSEQUENCES.  THE ALLEGATIONS IN RHR’S COMPLAINT HAVE NOT BEEN PROVED IN THE LITIGATION AND THE FINAL DECISION OF THE LITIGATION MAY FIND THAT THOSE ALLEGATIONS ARE NOT SUFFICIENTLY PROVED.

•                  LITIGATION CAN BE EXPENSIVE.  ACCORDING TO PUBLISHED REPORTS, BULLDOG INVESTORS HAS A HISTORY OF BEING INVOLVED IN EXPENSIVE AND TIME CONSUMING LITIGATION AND PROXY CONTESTS.  THE EXPENSES OF LITIGATION OR A PROXY CONTEST WITH BULLDOG INVESTORS COULD HAVE A MATERIALLY ADVERSE IMPACT UPON RHR’S FINANCIAL POSITION AND RESULTS OF OPERATIONS.  RHR CANNOT AT THIS TIME PREDICT THE COSTS WHICH IT MAY INCUR IN CONNECTION WITH, OR AS A RESULT OF, ITS LITIGATION AGAINST BULLDOG INVESTORS.

FOR ALL OF THESE REASONS, INVESTORS SHOULD NOT PLACE UNDUE RELIANCE UPON RHR’S FORWARD LOOKING STATEMENTS INCLUDED IN THIS CURRENT REPORT ON FORM 8-K, INCLUDING THE EXHIBIT ATTACHED HERETO.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	RMR Hospitality and Real Estate Fund v. Bulldog Investors General Partnership, et al., Civ. A. No. 06-4054 (Mass. Super. Ct.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2006	RMR HOSPITALITY AND REAL ESTATE FUND

	By:	/s/ Thomas M. O’Brien
Name: Thomas M. O’Brien
Title: President

EXHIBIT INDEX

Exhibit No.	Description
99.1	RMR Hospitality and Real Estate Fund v. Bulldog Investors General Partnership, et al., Civ. A. No. 06-4054 (Mass. Super. Ct.)